SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement     [_]  Confidential, for use of the
                                          Commission only (as Permitted
                                          by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                       EAGLE WIRELESS INTERNATIONAL, INC.
------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------

Notes:

                       EAGLE WIRELESS INTERNATIONAL, INC.
                             910 Gemini Avenue
                         Houston, Texas 77058-2704
                              281-280-0488 (phone)
                               281-280-0381 (fax)
                             mail@eglw.com (e-mail)

                                ------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held January 29, 1999

   To the Stockholders of Eagle Wireless International, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Eagle Wireless International, Inc. (the "Company") will be held at 910 Gemini Avenue, Houston, Texas, 77058, at 1:00 p.m., on Friday, January 29, 1999, for the following purposes:

   1. To elect four directors to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

   2. To ratify the selection of McManus & Co., P.C. as independent public accountants of the Company for the fiscal year ending August 31, 1999; and

   3. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record at the close of business on December 18, 1998, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

   Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07196, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ H. Dean Cubley


                                    H. Dean Cubley, Chief Executive Officer
                                    December 29, 1998

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                       EAGLE WIRELESS INTERNATIONAL, INC.
                             910 Gemini Avenue
                         Houston, Texas 77058-2704
                          (Principal Executive Office)

                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

   This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Eagle Wireless International, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 910 Gemini Avenue, Houston, Texas, 77058 on Friday, January 29, 1999 at 1:00 P.M., and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about December 29, 1998. All costs of soliciting proxies will be borne by the Company.

   The close of business on December 18, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 11,670,155 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding.

   The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

   With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Item 2. Abstentions will have the same effect as a vote against a proposal.

   Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Texas law, broker non-votes will have no effect on any of the proposals.

   All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, AND (iii) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods: (a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company, or (c) voting in person at the Annual Meeting.

                              ANNUAL REPORT

   A copy of the Company's Annual Report on Form 10-KSB is being mailed with this Proxy Statement. Exhibits to the Form 10-KSB will be furnished to the stockholders without charge upon written request to Scott A. Cubley at 910 Gemini Avenue, Houston, Texas 77058-2704. In addition, the exhibits along with reports, information statements and other information are available on the Securities and Exchange Commission's Web site on the Internet. The address of the site is http:\\www.sec.gov. Visitors to the site may access such information by searching the EDGAR data base on the site.

                                 ITEM 1
                          ELECTION OF DIRECTORS

                            DIRECTOR NOMINEES

   The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than two. The stockholders will elect four directors for the coming year. All of the nominees presently serve as directors of the Company.

   Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

   DR. H. DEAN CUBLEY (age 57) has served as chairman of the board, president and chief executive officer of the Company since March 1996. Prior to that, Dr. Cubley served as vice-president of Eagle Telecom, Inc. from 1993 to March 1996. Dr. Cubley is also a member of the Oversight Committee for the University of Houston Epitaxy Center which managed the Wake Shield Flight aboard the Shuttle in September 1995. Dr. Cubley has over 35 years of extensive experience in the field of telecommunications. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. For a five year portion of that period, Dr. Cubley was the Antenna Subsystems Manager for all spacecraft antennas for the Shuttle Program. Dr. Cubley's duties included overall responsibility for the design, development, costs schedules and testing of the antennas and hardware for all Shuttle flights. Throughout his career, Dr. Cubley has authored or co-authored over fifty publications. In addition, he has a total of eight patents and patents-pending registered in his name. Dr. Cubley received a bachelor of science degree in electrical engineering from the University of Texas in 1964 and a masters degree in electrical engineering from the University of Texas in 1965. In 1970, Dr. Cubley received his Ph.D. in Electrical Engineering from the University of Houston.

   CHRISTOPHER W. FUTER (age 59) has served as a director, chief operating officer and vice president of the Company since March 1996. Prior to that, Mr. Futer served as sales manager of Eagle Aerospace, Inc. Telecom Division from November 1994 until February 1996. From May 1993 to November 1994, Mr. Futer was employed as a vice president of operations with Starcom, Inc. Prior thereto, he was employed with Paging Products International. Mr. Futer was a manager of Universal Cellular, Inc., a California corporation ("UCI"), from October 1990 until February 1991. Mr. Futer resigned from UCI in February 1991 due to his disagreement with UCI management over its business policy and practices. In June 1993, UCI filed for protection under the federal bankruptcy laws. Mr. Futer's spectrum of experience has included work in the fields of hi-tech flight simulation and display technologies (especially those of light emitting diodes and liquid crystal displays), and in consumer electronics, i.e. electronic watches, pocket calculators, and electronic games. Most recently, he has been involved in pager design, manufacture and marketing, as well as the wider field of paging equipment. His international background includes work with Hatfield Instrument (in England, where he was born), Canadian Aviation Electronics, located in Montreal, Canada, General Instruments (in Canada and the United States), Litronix (in California) and Siemens (living in

California and England and commuting to the head office in Munich, as well as Berlin, Paris and Milan). In 1975, he was instrumental in implementing a major "turn-key" technology transfer from Canada to the (then) Soviet Union for the manufacture of hand-held electronic calculators, an operation which the Soviets then improved from the consumer level and adapted to suit their particular requirements. Since 1975, Mr. Futer has had extensive in-depth experience of interfacing with Pacific Rim countries. In 1992 and 1993, he spent time in the People's Republic of China coordinating a successful technology transfer for one of the first pager manufacturing facilities.

   A. L. CLIFFORD (age 54) has served as a director since December 1996. Mr. Clifford has served as president of Clifford & Associates for over five years, a company involved in the distribution of electrical and electronic products throughout the Midwest since 1920. Mr. Clifford is a graduate of the University of Miami, where he studied business and attended law school.

   SENATOR GARY HART (age 64) has served as a director since January of 1988 and served in the United States Senate from 1975 to 1987. During his twelve years in the Senate he served on the Senate Armed Services Committee where he specialized in nuclear arms control and naval issues. Senator Hart also served on the Senate Select Committee to Investigate the Intelligence Operations of the United States Government and was an original member of the new Senate Intelligence Oversight Committee from 1975 to 1978. Senator Hart was also a congressional advisor to the Salt II talks with the Soviet Union in Geneva. He is the author of numerous books, including RUSSIA SHAKES THE WORLD (1991). Since leaving the Senate he has served as a strategic advisor to major U.S. corporations, focusing on the former Soviet Union and Eastern Europe. Senator Hart is a graduate of Yale Law School, the Yale Divinity School and Southern Nazarene University.

               BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

   The Board of Directors held five meetings between September 1997 and December 1998 and each director of the Company participated in each of the Board meetings.

   The directors of the Company hold office until the next annual meeting of the stockholders of the Company and until their succors are duly elected and qualified. Directors are reimbursed for out-of-pocket expenses to attend meetings. Senator Gary Hart is paid a $2,000 fee for each meeting that he attends. Senator Hart received a total of $6,000 in directors fees for the year. Senator Hart has also been granted 50,000 Class C options to purchase the Company's common stock at an exercise price of $2.00. The Company has not established and does not maintain any compensation, audit, executive or nominating committees. There are no family relationships among any of the directors and executive officers of the Company.

            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own ten percent or more of the Company's Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and ten percent or greater beneficial owners complied with all applicable filing requirements during the fiscal year ended August 31, 1998, except as follows. In January 1998, Senator Gary Hart joined the Company's board of directors and filed an annual report of ownership on or about December 11, 1998 in lieu of an initial report of ownership earlier in the year.

   THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                 ITEM 2
             RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing McManus & Co., P.C., as independent public accountants of the Company, for the fiscal year ending August 31, 1999. The engagement of McManus & Co., P.C. for audit services has been approved by the Board of Directors. Representatives from the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

   In the event the appointment of McManus & Co., P.C., as the Company's independent public accountants for fiscal year 1999 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending 1999 will be permitted to stand unless the Board finds other good reason for making a change.

   THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF MCMANUS & CO. P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                           EXECUTIVE OFFICERS

   The executive officers of the Company are as follows:

   NAME                       AGE   POSITION

   Dr. H. Dean Cubley1              57    President and Chief Executive Officer

   Christopher W. "James" Futer1    59    Executive Vice President and Chief
                                          Operating Officer

   Richard Royall, CPA              52    Chief Financial Officer


1 Biographical information with respect to these officers were previously described in Item 1.

   RICHARD R. ROYALL has been a certified public accountant since 1971. From 1971 to 1976, Mr. Royall was employed with Haskins & Sells, Laventhol & Horwath (a partner from 1976 to 1986), and Bracken, Krutilek & Royall (1986). In 1986, Mr. Royall practiced accounting as a sole proprietor. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants. In addition to the foregoing, Mr. Royall serves as financial officer and director of companies operating in the oil and gas industry, software industry and chemical industries, none of which are affiliated with the Company.

                             STOCK OWNERSHIP

   The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of December 2, 1998 by (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                      SHARES OF              % OF VOTING
NAME AND ADDRESS                   COMMON STOCK (1)             POWER

Hou-Tex Trust
1331 Lamar, Suite 1375                3,770,000 (2)            30.6%
Houston, TX  77010

H. Dean Cubley                              -   (3)              -
910 Gemini Avenue
Houston, TX  77058-2704

Futer Family Trust                    1,334,000 (4)            10.8%
1331 Lamar, Suite 1375
Houston, TX  77010

Christopher W. Futer                      5,000 (5)              -
910 Gemini Avenue
Houston, TX  77058-2704

Vonn, Ltd.                              950,332 (6)             7.7%
P.O. Box 1407
St. Johns,  Antigua, West Indies

Richard Royall                           12,500 (7)             0.1%
910 Gemini Avenue
Houston, TX  77058-2704

A.L. Clifford                           579,334 (8)             4.7%
910 Gemini Avenue
Houston, TX 77058-2704

Gary Hart                               100,000 (9)             0.8%
950 17th St
Denver, CO 80202

All officers and directors
as a group (5 persons)                  691,834 (10)            5.6%

(1) Does not give effect to outstanding warrants to purchase shares of Company Common Stock at exercise prices of $.05 ("$.05 Warrants") and $.50 ("$.50 Warrants") as these warrants are not exercisable until and unless the shares of Common Stock trade at a minimum of $5.50 per share for twenty consecutive trading days. It is assumed for the purposes of this table that this will not occur within 60 days of the date of this Proxy Statement.

(2) Includes warrants to purchase 310,000 shares of Company Common Stock at $4.00 per share which expire on August 31, 2000, and are redeemable by the Company at $.05 per share if at any time the closing bid price of the Common Stock shall have equaled or exceeded $5.50 per share for a period of 20 consecutive trading days (the "Class A Warrants"), and warrants to purchase 310,000 shares of Company Common Stock at $6.00 per share which expire on August 31, 2000, and are redeemable by the Company at $.05 per share if at any time the closing bid price of the Common Stock shall have equaled or exceeded $7.50 per share for a period of 20 consecutive trading days (the "Class B Warrants"). See "Certain Transactions."

(3) Dr. Cubley disclaims beneficial ownership, as well as voting and disposition power of the shares of Common Stock and Warrants owned by the Hou-Tex Trust.

(4) Includes (i) 110,000 shares of Company Common Stock underlying Class A Warrants, and 110,000 shares of Company Common Stock underlying Class B Warrants. See "Certain Transactions."

(5) Mr. Futer disclaims beneficial ownership, as well as voting and disposition power of the shares of Common Stock and Warrants owned by the Futer Family Trust. Includes options to purchase 5,000 shares of Company Common Stock at $1.25 per share which will expire on 8/3/03 issued pursuant to the Company's employee stock option program.

(6) Includes (i) 166,666 shares of Company Common Stock underlying Class A Warrants, 166,666 shares of Company Common Stock underlying Class B Warrants and options to purchase 25,000 shares of Company Common Stock at $5.00 ("$5.00 Warrants") per share which expire May 13, 1999 . See "Certain Transactions."

(7) Includes 12,500 shares of Company Common Stock underlying $5.00 Warrants.

(8) The record holder of these securities if the Clifford Family trust of which Mr. Clifford has voting and disposition power. Includes 110,000 shares of Company Common Stock underlying Class A Warrants and 110,000 shares of Company Common Stock underlying Class B Warrants.

(9) Includes 50,000 shares of Company Common Stock underlying Class C Warrants and 25,000 shares of Company Common Stock underlying $5.00 Warrants.

(10)Includes warrants to purchase 670,000 shares of Company Common Stock that are currently exercisable.

                         EXECUTIVE COMPENSATION

   The following table sets forth certain information regarding compensation paid by the Company to the Chief Executive Officer. No other executive officer received in excess of $100,000 in compensation during the fiscal year ended August 31, 1998. The Company has not entered into employment agreements with any of its executive officers.

                       SUMMARY COMPENSATION TABLE
                           ANNUAL COMPENSATION
                                                                LONG-TERM
                          ANNUAL COMPENSATION                  COMPENSATION
                        ----------------------------------   ------------------
H. Dean Cubley          YEAR    SALARY      BONUS    OTHER   OPTIONS   OTHER
Chief Executive Officer 1998  $  91,923     $    -   $   -   $   -     $   -
                        1997  $  65,407     $    -   $   -   $   -     $   -
                        1996  $  52,181     $    -   $   -   $   -     $   -

                              STOCK OPTIONS

   In July 1996, the Board of Directors and majority stockholders adopted a stock option plan under which 400,000 shares of Common Stock have been reserved for issuance. As of the date of this Proxy Statement, options to purchase 80,375 and 5,000 shares of Common Stock have been granted to non-executive and executive employees, respectively, pursuant to the plan. To date, no options under this plan have been exercised.

                          CERTAIN TRANSACTIONS

   The Company was incorporated in May 1993, but did not conduct any substantive business operations until it acquired cash, certain inventory and test equipment from Hou-Tex Trust, Bailey Trust, Futer Family Trust and John Nagel totaling approximately $500,000 and concurrently acquired certain assets from an affiliate of Dr. Cubley totaling approximately $260,000, both of which occurred in April 1996. Additionally, the Company assumed liabilities owed to certain principal stockholders and founders as follows: (i) $145,000 to an affiliate of Dr. Cubley; (ii) $33,000 to certain founding stockholders; and (iii) $82,000 to certain unrelated third parties. Promoters of the Company are Hou-Tex Trust, B and F Trust, Futer Family Trust, Dr. Cubley, Mr. Futer, Mr. Clifford, Mr. Porter Barton and Vonn Ltd. Dr. Cubley disclaims beneficial ownership, as well as the voting and disposition power of the Company securities owned by Hou-Tex Trust and B and F Trust. Mr. Futer disclaims beneficial ownership, as well as voting and disposition power, of the Company securities owned by the Futer Family Trust.

   In connection with the organization of the Company, 3,150,000 shares of Common Stock were issued to the Hou-Tex Trust, 990,000 shares of Common Stock were issued to the Futer Family Trust, 180,000 shares of Common Stock were issued to the Bailey Trust, and 180,000 shares of Common Stock were issued to John Nagel, such issuances were for nominal services rendered, contribution of certain net assets and cash valued at approximately $345,000. In July 1996, the Company issued for fund-raising services rendered: $.05 Warrants to purchase 350,000, 110,000, 20,000 and 20,000 shares, respectively, to the Hou-Tex Trust, the Futer Family Trust, the Bailey Trust and Mr. Nagel, respectively; and $.50 Warrants to purchase 350,000, 110,000, 20,000 and 20,000 shares, respectively, to the Hou-Tex Trust, the Futer Family Trust, the Bailey Trust and Mr. Nagel, respectively. Neither of these $.05 Warrants or $.50 Warrants are exercisable until and unless the shares of Common Stock trade at a minimum of $5.50 per share for 20 consecutive trading days. The Company issued, for fund-raising services rendered, to the Hou-Tex Trust, the Futer Family Trust, the Bailey Trust and Mr. Nagel: currently exercisable Class A Warrants to purchase 350,000 shares 110,000 shares, 20,000 shares, and 20,000 shares, respectively; and currently exercisable Class B Warrants to purchase 350,000 shares, 110,000 shares, 20,000 shares, and 20,000 shares, respectively. The Company issued, for fund-raising services, warrants to purchase an aggregate of 700,000 shares of Common Stock at $.01 per share to the following entities and individuals: warrants to purchase 490,000 shares to the B and F Trust, warrants to purchase 154,000 shares to the Futer Family Trust, warrants to purchase 28,000 shares to the Bailey Trust and warrants to purchase 28,000 shares to John Nagel. All of such warrants became exercisable in December 1996 and were exercised in full in February 1997.

   From September 1996 through December 1997, the Company issued to Messrs. Clifford and Barton and Realt, LLC the following securities: 366,000, 975,000 and 567,000 shares of Common Stock, respectively; $.05 Warrants to purchase 166,667 shares, 166,667 shares and 166,666 shares of Common Stock, respectively; and $.50 Warrants to purchase 166,667 shares, 71,667 shares and 166,666 shares of Common Stock, respectively; Class A Warrants to purchase 166,667 shares, 146,667 shares, 166,666 shares, respectively; and Class B Warrants to purchase 166,667 shares, 146,667 shares, and 166,666 shares, respectively. Certain Company securities issued to Messrs. Clifford and Barton and Realt, LLC have been transferred to third parties. All of the above issuances of Common Stock were for approximately $120,000 of expenses incurred on behalf of the Company by these parties in connection with fund-raising activities. The issuance of the Warrants were for fund-raising services rendered.

   Certain principal stockholders (or affiliates thereof) of the Company, including Messrs. Futer and Clifford are also principal stockholders of Link-Two Communications, Inc. ("Link II"), which is a principal customer of the Company. Mr. Clifford is also the chairman, and chief executive officer of Link II and Dr. Cubley is a director of Link II. In addition, the Company and Link II have executed an agreement, whereby the Company would receive up to an 8% equity interest in Link II in lieu of accruing finance charges on the outstanding balance owed by Link II to the Company. Under the agreement, equity in Link II is earned at a rate of 0.2% per month per $100,000 payable and outstanding for more than 30 days. As of May 31, 1997, the Company had earned the full 8% equity interest to be evidenced by the issuance of 240,000 shares of Link II common stock to the Company. As of August 31, 1998, Link II owed the Company $5,144,042, comprising approximately 95% of the accounts receivable at such date. In September 1996, Richard Royall was issued $.05 Warrants to purchase 12,500 shares of Common Stock, and $5.00 Warrants to purchase 12,500 shares of Common Stock. The $.05 Warrants are not exercisable until and unless the shares of Common Stock trade at a minimum of $5.50 per share for 20 consecutive trading days. In December 1997, Senator Gary Hart was issued Class C $2.00 Warrants to purchase 50,000 shares of Common Stock as compensation for serving on the Company's board of directors. The Class C Warrants expire August 31, 2000 and are callable by the Company at a price of $.05 per Class C Warrant when the closing bid price of the Common Stock shall have equaled or exceeded $5.50 per share for a period of twenty consecutive trading days.

                          COST OF SOLICITATION

   The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              OTHER MATTERS

          Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters. Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 2000 Annual Meeting must be received by the Company no later than August 25, 1999 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ H. Dean Cubley

                              H. Dean Cubley, Chief Executive Officer
                                December 29, 1998

PROXY
EAGLE WIRELESS INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EAGLE WIRELESS INTERNATIONAL, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of EAGLE WIRELESS INTERNATIONAL, INC. (the "Company") hereby appoints H. Dean Cubley and Christopher W. Futer, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the 910 Gemini Avenue, Houston, Texas 77058 on January 29, 1999, at 1:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1. To elect four directors to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

                                    FOR   WITHHOLD
      Dr. H. Dean Cubley            ___   ___

      Christopher  W. Futer         ___   ___

      A. L. Clifford                ___   ___

      Senator Gary Hart             ___   ___

2. To ratify the selection of McManus & Co., P.C. as independent public accountants of the Company for the fiscal year ending August 31, 1999; FOR___ AGAINST ___ ABSTAIN ___

3. The transaction of such other business as may properly come before the meeting.

This Proxy will be voted for the choices specified. If no choice is specified for Items 1 and 2 this Proxy will be voted FOR these items.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated December 29, 1998.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:_______________________________

      ____________________________________________________
      [Signature]

      ____________________________________________________
      [Signature if jointly held]

      ____________________________________________________
      [Printed Name]

Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.